UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 29, 2009

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ACTIVEWORLD CORP.

(Name of Registrant as specified in its charter)

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Delaware	001-15819	13-3883101
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor

New York, NY 10005

(212) 509-1700

(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On September 29, 2009, the Registrant (the “Company”) entered into an Agreement and Plan of Reverse Acquisition (the “Agreement”) with Wuhan Vogue-Show Jewelry Co., Ltd. (“Vogue-Show”), a People’s Republic of China (“PRC”) wholly-owned foreign enterprise (“WOFE”), Dragon Lead Group Limited (“Dragon”), a British Virgin Islands (BVI) corporation, and the stockholders of Dragon Lead Group (the “Sellers”). Pursuant to the Agreement, at the closing of the transactions contemplated in the Agreement (the “Transaction”), the Company will acquire 100% of the issued and outstanding capital stock of Dragon Lead Group, making Dragon Lead Group a wholly-owned subsidiary of the Company.  There was no prior relationship between the Company and any of its affiliates and the Sellers and any of their affiliates.

The transaction is structured as an acquisition of the corporate parent of Wuhan Vogue-Show Jewelry Co., Ltd. (“Vogue Show”), a People’s Republic of China (“PRC”) corporation which has entered into a series of captive agreements with Kingold pursuant to which it will receive 95.83% of the profits of Kingold.  Known as a variable interest agreement or “VIE”, this is a common structure used to acquire PRC corporations within certain industries designated by MOFCOM, the PRC’s Ministry of Commerce. Vogue Show, a wholly-foreign owned enterprise (“WFOE”), is owned by Dragon Lead Group Limited, a British Virgin Islands corporation.  At the closing, Activeworlds will acquire 100% of Dragon Lead Group Limited.

Purchase Price

In consideration for the purchase of the Sellers’ interest in Dragon Lead Group, the Company will issue to the Seller a total of 66,208,466 newly issued shares of the Company’s common stock.

Private Placement

The closing of the Transaction is conditioned upon, among other things, the Company conducting a private placement of the Company’s common stock and warrants  in the amount of $5,000,000, immediately prior to the Closing (the “Private Placement”).

Closing

In addition to the Private Placement, the closing of the Transaction is conditioned upon, among other things, satisfactory due diligence investigations by both the Company and the Sellers, the accuracy at closing of the representations made by the parties in the Agreement, and the obtaining of necessary consents.  In addition, if the closing of the Transaction does not occur on or before November 30, 2009, the Agreement may be cancelled by either party, provided that the party seeking to cancel has used it best efforts to consummate the Closing prior to November 30, 2009.

A copy of the Agreement is incorporated by reference and is filed as Exhibit 2.1 to this Form 8-K. The description of the Transaction contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Reverse Acquisition

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The statements contained in this Form 8-K that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements about the Registrant’s expectations, beliefs, intentions or strategies for the future, which are indicated by words or phrases such as “anticipate,” “expect,” “intend,” “plan,” “will,” “the Registrant believes,” “management believes” and similar words or phrases. The forward-looking statements are based on the Registrant’s current expectations and are subject to certain risks, uncertainties and assumptions. The Registrant’s actual results could differ materially from results anticipated in these forward-looking statements. All forward-looking statements included in this document are based on information available to the Registrant on the date hereof, and the Registrant assumes no obligation to update any such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:

October 2, 2009

ACTIVEWORLDS CORP.

By:	/s/ PAUL GOODMAN
Paul Goodman, President

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